LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 1, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2022 OF

WESTERN ASSET MORTGAGE TOTAL RETURN FUND (THE “FUND”)

Effective June 1, 2022, the following replaces the fee table and footnotes and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class C1	Class R	Class I	Class IS	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class C1	Class R	Class I	Class IS	Class 1
Management fees	0.50	0.50	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.25	1.00	0.70	0.50	None	None	None
Other expenses	0.18	0.12	1.22[6]	0.24[7]	0.14	0.05	0.16
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[8]	0.94	1.63	2.43	1.25	0.65	0.56	0.67
Fees waived and/or expenses reimbursed[9]	N/A	—	(0.67)	—	—	—	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.94	1.63	1.76[10]	1.25	0.65	0.56	0.67

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).

[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class C1 shares have been restated to reflect current fees.

[7]	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[8]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[9]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.75% for Class C shares, 1.75% for Class C1 shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.60% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares, each subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[10]	Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amount for Class C1 as a result of acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	517	712	923	1,530
Class C (with redemption at end of period)	266	514	886	1,748
Class C (without redemption at end of period)	166	514	886	1,748
Class C1 (with redemption at end of period)	279	694	1,235	2,341
Class C1 (without redemption at end of period)	179	694	1,235	2,341
Class R (with or without redemption at end of period)	127	396	686	1,511
Class I (with or without redemption at end of period)	66	207	361	808
Class IS (with or without redemption at end of period)	57	179	312	701
Class 1 (with or without redemption at end of period)	68	214	373	834

Additionally, effective June 1, 2022, the section of the fund’s Prospectus entitled “More on fund management — Expense limitation” is deleted in its entirety and replaced with the following:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.75% for Class C shares, 1.75% for Class C1 shares, 1.25% for Class R shares, 0.70% for Class I shares and 0.60% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares, each subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.

Please retain this supplement for future reference.

WASX905163

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